Quarterly Holdings Report
for

Fidelity® International Credit Central Fund

September 30, 2020

ICF-QTLY-1120
1.9882755.103

Schedule of Investments September 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 55.7%
		Principal Amount(a)	Value
Argentina - 0.6%
YPF SA 8.5% 3/23/21 (Reg. S)		$2,815,000	$2,629,034
Bailiwick of Jersey - 1.0%
Heathrow Funding Ltd. 7.125% 2/14/24	GBP	3,235,000	4,639,424
Denmark - 4.2%
Danske Bank A/S:
0.875% 5/22/23 (Reg. S)	EUR	750,000	890,333
2.25% 1/14/28 (Reg. S) (b)	GBP	1,945,000	2,546,338
5% 1/12/22 (c)		4,220,000	4,433,098
5.375% 1/12/24 (Reg. S)		1,930,000	2,170,559
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (b)	EUR	7,230,000	8,626,344
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	697,000	837,291

TOTAL DENMARK			19,503,963

Estonia - 0.1%
Luminor Bank A/S Estonia 1.375% 10/21/22 (Reg. S)	EUR	440,000	519,197
Finland - 0.4%
SATO Oyj 1.375% 2/24/28 (Reg. S)	EUR	1,750,000	2,048,944
France - 6.1%
BNP Paribas SA:
2.219% 6/9/26 (b)(c)		3,374,000	3,479,497
6.625% (Reg. S) (b)(d)		2,150,000	2,270,938
Ceetrus SA 2.75% 11/26/26 (Reg. S)	EUR	1,100,000	1,283,249
Eiffage SA 1.625% 1/14/27 (Reg. S)	EUR	1,300,000	1,576,617
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	2,800,000	3,275,999
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	2,600,000	2,789,527
2.125% 10/16/26 (Reg. S)	EUR	4,700,000	4,928,494
2.75% 4/13/23 (Reg. S)	EUR	6,200,000	7,103,263
RCI Banque SA 1.125% 1/15/27 (Reg. S)	EUR	1,640,000	1,841,898

TOTAL FRANCE			28,549,482

Germany - 2.8%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	2,215,000	2,233,398
Bayer AG 2.375% 4/2/75 (Reg. S) (b)	EUR	7,140,000	8,393,895
Deutsche Bank AG:
1.375% 6/10/26 (Reg. S) (b)	EUR	480,000	586,463
1.625% 1/20/27 (Reg. S)	EUR	400,000	468,843
KION Group AG 1.625% 9/24/25 (Reg. S)	EUR	1,300,000	1,525,404

TOTAL GERMANY			13,208,003

Greece - 0.2%
Alpha Bank AE 4.25% 2/13/30 (Reg. S) (b)	EUR	750,000	718,508
Ireland - 5.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 6.5% 7/15/25		1,100,000	1,187,294
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (b)	EUR	2,135,000	2,418,153
2.875% 5/30/31 (Reg. S) (b)	EUR	3,050,000	3,568,041
Bank Ireland Group PLC:
2.375% 10/14/29 (Reg. S) (b)	EUR	3,135,000	3,624,650
3.125% 9/19/27 (Reg. S) (b)	GBP	3,675,000	4,742,729
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		6,507,000	6,864,885
Ryanair Ltd. 2.875% 9/15/25 (Reg. S)	EUR	700,000	815,914

TOTAL IRELAND			23,221,666

Italy - 2.0%
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (b)	EUR	4,305,000	4,757,172
6.572% 1/14/22 (c)		4,240,000	4,499,346

TOTAL ITALY			9,256,518

Luxembourg - 2.1%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	2,534,000	3,087,689
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	610,000	724,721
1.75% 3/12/29 (Reg. S)	EUR	1,400,000	1,636,834
2% 2/15/24 (Reg. S)	EUR	1,985,000	2,407,927
Logicor Financing SARL 1.625% 7/15/27 (Reg. S)	EUR	1,555,000	1,865,841
Millicom International Cellular SA 6.625% 10/15/26 (c)		295,000	316,203

TOTAL LUXEMBOURG			10,039,215

Mexico - 2.0%
CEMEX S.A.B. de CV 3.125% 3/19/26 (Reg. S)	EUR	465,000	546,041
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		690,000	766,763
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	159,000	178,147
3.625% 11/24/25 (Reg. S)	EUR	670,000	701,832
3.75% 2/21/24 (Reg. S)	EUR	6,555,000	7,255,507

TOTAL MEXICO			9,448,290

Netherlands - 4.5%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (b)		6,600,000	6,948,427
CTP BV 2.125% 10/1/25 (Reg. S)	EUR	2,000,000	2,350,593
Demeter Investments BV 5.75% 8/15/50 (Reg. S) (b)		3,025,000	3,360,739
Deutsche Annington Finance BV 5% 10/2/23 (c)		950,000	1,014,352
JT International Financial Services BV 2.375% 4/7/81 (Reg. S) (b)	EUR	1,450,000	1,700,052
Petrobras Global Finance BV 5.093% 1/15/30		753,000	791,290
Philips Lighting NV 2.375% 5/11/27 (Reg. S)	EUR	995,000	1,255,248
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	2,340,000	2,487,726
Teva Pharmaceutical Finance Netherlands III BV 1.25% 3/31/23 (Reg. S)	EUR	1,200,000	1,297,790

TOTAL NETHERLANDS			21,206,217

Sweden - 1.3%
Heimstaden Bostad AB 1.125% 1/21/26	EUR	1,850,000	2,163,844
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	3,235,000	3,893,645

TOTAL SWEDEN			6,057,489

Switzerland - 3.2%
Credit Suisse Group AG:
4.194% 4/1/31 (b)(c)		2,000,000	2,307,469
6.5% 8/8/23 (Reg. S)		6,200,000	7,021,500
UBS AG 4.75% 2/12/26 (Reg. S) (b)	EUR	4,814,000	5,707,671

TOTAL SWITZERLAND			15,036,640

Turkey - 0.3%
Turkiye Garanti Bankasi A/S 6.25% 4/20/21 (Reg. S)		1,445,000	1,453,580
United Kingdom - 15.0%
Barclays PLC:
2% 2/7/28 (Reg. S) (b)	EUR	850,000	988,729
2.625% 11/11/25 (Reg. S) (b)	EUR	2,350,000	2,757,197
3.932% 5/7/25 (b)		8,472,000	9,122,303
CYBG PLC 3.125% 6/22/25 (Reg. S) (b)	GBP	1,500,000	1,926,428
Direct Line Insurance Group PLC 4% 6/5/32 (Reg. S)	GBP	910,000	1,294,020
HSBC Holdings PLC:
1.645% 4/18/26 (b)		874,000	871,537
6.375% (b)(d)		2,200,000	2,302,707
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		15,082,000	16,312,375
John Lewis PLC 6.125% 1/21/25	GBP	4,681,000	6,425,489
Marks & Spencer PLC 4.5% 7/10/27 (Reg. S)	GBP	3,510,000	4,488,185
Nationwide Building Society 3.622% 4/26/23 (b)(c)		4,404,000	4,575,546
Pension Insurance Corp. PLC 4.625% 5/7/31 (Reg. S)	GBP	885,000	1,243,658
Rolls-Royce PLC:
3.375% 6/18/26	GBP	3,820,000	4,497,838
3.625% 10/14/25 (c)		2,345,000	2,169,664
Royal Bank of Scotland Group PLC:
3.073% 5/22/28 (b)		2,179,000	2,288,604
3.622% 8/14/30 (Reg. S) (b)	GBP	650,000	875,611
Tesco Corporate Treasury Services PLC 2.75% 4/27/30 (Reg. S)	GBP	1,220,000	1,668,983
Travis Perkins PLC:
4.375% 9/15/21 (Reg. S)	GBP	111,000	146,088
4.5% 9/7/23 (Reg. S)	GBP	1,050,000	1,362,379
Tullow Oil PLC 6.25% 4/15/22 (Reg. S)		1,535,000	777,094
Vodafone Group PLC:
2.625% 8/27/80 (Reg. S) (b)	EUR	1,350,000	1,572,915
6.25% 10/3/78 (Reg. S) (b)		2,055,000	2,216,831

TOTAL UNITED KINGDOM			69,884,181

United States of America - 4.9%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (c)		1,050,000	1,200,326
Citigroup, Inc. 4.3% 11/20/26		2,010,000	2,300,679
DCP Midstream LLC 4.75% 9/30/21 (c)		100,000	100,625
Ford Motor Credit Co. LLC:
3.087% 1/9/23		4,695,000	4,600,584
4.535% 3/6/25	GBP	550,000	704,424
Goldman Sachs Group, Inc. 4.25% 10/21/25		4,057,000	4,609,117
International Flavors & Fragrances, Inc. 1.8% 9/25/26	EUR	3,010,000	3,694,108
Morgan Stanley:
3.95% 4/23/27		2,433,000	2,748,594
4.35% 9/8/26		625,000	722,407
Time Warner Cable, Inc. 4.5% 9/15/42		2,080,000	2,255,389

TOTAL UNITED STATES OF AMERICA			22,936,253

TOTAL NONCONVERTIBLE BONDS
(Cost $256,354,745)			260,356,604

U.S. Government and Government Agency Obligations - 0.3%
U.S. Treasury Obligations - 0.3%
U.S. Treasury Bonds:
2.5% 2/15/45 (e)		$59,000	$72,614
3% 5/15/47 (e)		297,000	402,354
U.S. Treasury Notes:
2.125% 5/15/25 (e)		695,000	754,537
2.625% 2/15/29 (e)		220,000	256,919
			1,486,424
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,254,675)			1,486,424

Foreign Government and Government Agency Obligations - 2.1%
Indonesia - 0.5%
Indonesian Republic 2.625% 6/14/23	EUR	$2,000,000	$2,473,869
United Kingdom - 1.6%
United Kingdom, Great Britain and Northern Ireland:
1.75% 9/7/37 (Reg. S) (e)	GBP	3,135,000	4,773,385
1.75% 1/22/49(Reg. S) (e)	GBP	1,140,000	1,840,291
3.25% 1/22/44	GBP	200,000	395,709
4.25% 12/7/46	GBP	100,000	235,833

TOTAL UNITED KINGDOM			7,245,218

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $8,852,515)			9,719,087

Preferred Securities - 29.8%
Australia - 1.3%
QBE Insurance Group Ltd.:
5.25% (Reg. S) (b)(d)		2,430,000	2,478,779
5.875% (b)(c)(d)		3,305,000	3,507,431

TOTAL AUSTRALIA			5,986,210

Canada - 0.8%
Bank of Nova Scotia:
4.65% (b)(d)		2,395,000	2,321,665
4.9% (b)(d)		1,380,000	1,428,300

TOTAL CANADA			3,749,965

France - 1.4%
Danone SA 1.75% (Reg. S) (b)(d)	EUR	1,800,000	2,111,517
EDF SA 5.25% (Reg. S) (b)(d)		4,420,000	4,552,600

TOTAL FRANCE			6,664,117

Germany - 2.3%
Bayer AG 2.375% 11/12/79 (Reg. S) (b)	EUR	9,500,000	10,957,278
Ireland - 0.3%
AIB Group PLC:
5.25% (Reg. S) (b)(d)	EUR	800,000	890,957
6.25% (Reg. S) (b)(d)	EUR	620,000	725,102

TOTAL IRELAND			1,616,059

Luxembourg - 3.4%
Aroundtown SA 3.375% (Reg. S) (b)(d)	EUR	5,300,000	6,182,915
CPI Property Group SA 4.375% (Reg. S) (b)(d)	EUR	1,870,000	2,159,116
Eurofins Scientific SA 2.875% (Reg. S) (b)(d)	EUR	6,200,000	7,296,798

TOTAL LUXEMBOURG			15,638,829

Netherlands - 7.8%
AerCap Holdings NV 5.875% 10/10/79 (b)		4,550,000	3,488,986
Deutsche Annington Finance BV 4% (Reg. S) (b)(d)	EUR	2,000,000	2,429,612
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (d)(f)	EUR	2,735,000	3,815,914
Telefonica Europe BV:
2.502% (Reg. S) (b)(d)	EUR	1,800,000	1,996,397
2.625% (Reg. S) (b)(d)	EUR	4,200,000	4,877,509
Volkswagen International Finance NV:
2.5%(Reg. S) (b)(d)	EUR	2,745,000	3,210,329
2.7%(Reg. S) (b)(d)	EUR	12,400,000	14,486,478
3.75% (b)(d)	EUR	1,650,000	1,949,052

TOTAL NETHERLANDS			36,254,277

Spain - 0.5%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (b)(d)	EUR	2,000,000	2,306,795
Sweden - 2.7%
Heimstaden Bostad AB 3.248% (Reg. S) (b)(d)	EUR	6,410,000	7,515,404
Samhallsbyggnadsbolaget I Norden AB:
2.624% (Reg. S) (b)(d)	EUR	2,000,000	2,227,069
4.625% (Reg. S) (b)(d)	EUR	2,540,000	3,067,280

TOTAL SWEDEN			12,809,753

Switzerland - 2.3%
Credit Suisse Group AG 7.5% (Reg. S) (b)(d)		7,230,000	7,880,700
UBS AG 5.125% 5/15/24 (Reg. S)		2,110,000	2,321,000
UBS Group AG 7% (Reg. S) (b)(d)		500,000	555,625

TOTAL SWITZERLAND			10,757,325

United Kingdom - 7.0%
Aviva PLC 6.125% (b)(d)	GBP	8,350,000	11,582,289
Barclays Bank PLC 7.625% 11/21/22		8,460,000	9,304,937
Barclays PLC 7.125% (b)(d)	GBP	200,000	268,522
BP Capital Markets PLC 3.25% (Reg. S) (b)(d)	EUR	1,600,000	1,926,318
HSBC Holdings PLC 5.25% (b)(d)	EUR	1,827,000	2,166,164
Lloyds Banking Group PLC:
5.125% (b)(d)	GBP	2,230,000	2,766,208
7.625% (Reg. S) (b)(d)	GBP	905,000	1,211,348
Scottish & Southern Energy PLC 3.74% (Reg. S) (b)(d)	GBP	2,480,000	3,275,622

TOTAL UNITED KINGDOM			32,501,408

TOTAL PREFERRED SECURITIES
(Cost $135,941,477)			139,242,016
		Shares	Value

Money Market Funds - 10.2%
Fidelity Cash Central Fund 0.10% (g)
(Cost $47,637,495)		47,627,970	47,637,495

Purchased Swaptions - 0.2%
	Expiration Date	Notional Amount	Value
Put Options - 0.2%
Option with an exercise rate of 3.50% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 34 Index expiring December 2025, paying 5% quarterly.	11/18/20	EUR 11,950,000	$267,599
Option with an exercise rate of 3.75% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 33 Index expiring June 2025, paying 5% quarterly.	10/21/20	EUR 29,100,000	468,547

TOTAL PUT OPTIONS			736,146

TOTAL PURCHASED SWAPTIONS
(Cost $694,756)			736,146
TOTAL INVESTMENT IN SECURITIES - 98.3%
(Cost $450,735,663)			459,177,772
NET OTHER ASSETS (LIABILITIES) - 1.7%			7,843,150
NET ASSETS - 100%			$467,020,922

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	30	Dec. 2020	$3,210,078	$30,028	$30,028
Eurex Euro-Bund Contracts (Germany)	190	Dec. 2020	38,877,035	217,752	217,752
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	40	Dec. 2020	10,443,247	169,314	169,314
TME 10 Year Canadian Note Contracts (Canada)	146	Dec. 2020	16,645,458	47,016	47,016
TOTAL BOND INDEX CONTRACTS					464,110
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	11	Dec. 2020	2,430,570	580	580
CBOT 5-Year U.S. Treasury Note Contracts (United States)	217	Dec. 2020	27,348,781	9,306	9,306
CBOT Long Term U.S. Treasury Bond Contracts (United States)	104	Dec. 2020	18,333,250	(172,475)	(172,475)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	106	Dec. 2020	16,951,719	(22,648)	(22,648)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	85	Dec. 2020	18,854,063	(280,983)	(280,983)
TOTAL TREASURY CONTRACTS					(466,220)

TOTAL PURCHASED					(2,110)

Sold

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	23	Dec. 2020	3,645,042	(1,287)	(1,287)
ICE Long Gilt Contracts (United Kingdom)	24	Dec. 2020	4,215,109	(2,431)	(2,431)
TOTAL SOLD					(3,718)
TOTAL FUTURES CONTRACTS					$(5,828)

The notional amount of futures purchased as a percentage of Net Assets is 32.8%

The notional amount of futures sold as a percentage of Net Assets is 1.7%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
USD	84,535	EUR	72,000	Goldman Sachs Bank USA	10/1/20	$119
USD	524,367	EUR	447,000	Citibank NA	10/2/20	282
USD	1,238,004	GBP	958,000	BNP Paribas	10/2/20	1,849
EUR	849,000	USD	1,005,639	BNP Paribas	10/22/20	(9,807)
EUR	845,000	USD	999,796	Goldman Sachs Bank USA	10/22/20	(8,656)
EUR	418,000	USD	488,558	Goldman Sachs Bank USA	10/22/20	1,733
EUR	184,000	USD	214,086	Goldman Sachs Bank USA	10/22/20	1,736
EUR	376,000	USD	443,575	JPMorgan Chase Bank	10/22/20	(2,547)
EUR	503,000	USD	596,492	JPMorgan Chase Bank	10/22/20	(6,500)
EUR	3,614,000	USD	4,289,164	JPMorgan Chase Bank	10/22/20	(50,135)
EUR	386,000	USD	458,962	Royal Bank Of Canada	10/22/20	(6,205)
GBP	317,000	USD	423,691	BNP Paribas	10/22/20	(14,607)
GBP	684,000	USD	884,004	BNP Paribas	10/22/20	(1,311)
GBP	685,000	USD	903,570	JPMorgan Chase Bank	10/22/20	(19,586)
GBP	587,000	USD	746,484	Royal Bank Of Canada	10/22/20	11,031
GBP	208,000	USD	267,836	State Street Bank And Trust Co	10/22/20	585
GBP	184,000	USD	238,216	State Street Bank And Trust Co	10/22/20	(766)
GBP	319,000	USD	406,076	State Street Bank And Trust Co	10/22/20	5,589
USD	67,179	CAD	88,000	Goldman Sachs Bank USA	10/22/20	1,086
USD	454,693	EUR	385,000	BNP Paribas	10/22/20	3,109
USD	468,053	EUR	401,000	Brown Brothers Harriman & Co.	10/22/20	(2,299)
USD	275,702	EUR	232,000	Citibank NA	10/22/20	3,578
USD	541,009	EUR	461,000	Citibank NA	10/22/20	281
USD	3,176,272	EUR	2,724,000	Citibank NA	10/22/20	(18,834)
USD	130,431,020	EUR	110,351,000	JPMorgan Chase Bank	10/22/20	995,182
USD	544,062	EUR	460,000	JPMorgan Chase Bank	10/22/20	4,507
USD	829,696	EUR	700,000	JPMorgan Chase Bank	10/22/20	8,633
USD	3,261,197	EUR	2,784,000	JPMorgan Chase Bank	10/22/20	(4,286)
USD	68,260,050	GBP	52,219,000	Citibank NA	10/22/20	872,127
USD	257,021	GBP	201,000	Royal Bank Of Canada	10/22/20	(2,367)
USD	69,549,000	EUR	58,680,938	JPMorgan Chase Bank	10/23/20	717,932
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$2,481,453
					Unrealized Appreciation	2,629,359
					Unrealized Depreciation	(147,906)

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Akzo Nobel NV	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 5,250,000	$(176,297)	$129,697	$(46,600)
Gas Natural Capital Markets SA	Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 1,800,000	(31,214)	12,891	(18,324)
Standard Chartered Bank	Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 920,000	(10,747)	(5,186)	(15,932)
Telecom Italia SpA	Dec. 2025	Citibank, N.A.	(1%)	Quarterly	EUR 2,000,000	100,700	(71,071)	29,629
Volvo Treas AB	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 850,000	(24,094)	15,925	(8,170)

TOTAL CREDIT DEFAULT SWAPS						$(141,652)	$82,256	$(59,397)

Currency Abbreviations

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $43,915,932 or 9.4% of net assets.

 (d) Security is perpetual in nature with no stated maturity date.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,407,314.

 (f) Non-income producing - Security is in default.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$21,955
Total	$21,955

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific market events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however ccounterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies. Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events. Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

Open swaps at period end are included in the Schedule of Investments under the caption Swaps.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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